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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) January 6, 2004


                       DEUTSCHE MORTGAGE SECURITIES, INC.
                       ----------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                                   333-100675                                     36-4509743
------------------------------                 ------------------------                      ---------------------------
 (STATE OR OTHER JURISDICTION                        (COMMISSION                                  (I.R.S. EMPLOYER
      OF INCORPORATION)                              FILE NUMBER)                                IDENTIFICATION NO.)

60 Wall Street
New York, NY                                                                                            10019
------------------------------                                                               ---------------------------
    (ADDRESS OF PRINCIPAL                                                                            (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 250-7010



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                                                        -2-


Item 5.  Other Events.
         ------------

Description of the Mortgage Pool

                  On January 28, 2004, the Registrant caused the issuance and sale of approximately $500,000,000 initial principal amount of Deutsche Mortgage Securities, Inc. Mortgage Loan Trust Series 2004-1 Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of January 1, 2004, between the Registrant as depositor, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, and HSBC Mortgage Corporation
         (USA), as trustee.







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                                       -3-



Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
             ------------------------------------------------------------------

                   (a) Not applicable

                   (b) Not applicable

                   (c) Exhibits:

                   1. Pooling and Servicing Agreement, dated as of January 1, 2004 among Deutsche Mortgage Securities, Inc., as depositor, Wells Fargo Bank Minnesota, National Association, as master servicer and securities administrator, and HSBC Bank USA, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2004


                                         DEUTSCHE MORTGAGE SECURITIES, INC.


                                         By: /s/ Michael Commaroto
                                             ------------------------------
                                         Name:   Michael Commaroto
                                         Title:  President


                                         By: /s/ Steve Katz
                                             ------------------------------
                                         Name:   Steve Katz
                                         Title:  Vice President





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                                  EXHIBIT INDEX



                        Item 601(a) of             Sequentially
                        Regulation S-K             Numbered
Exhibit Number          Exhibit No.                Description                          Page
--------------          -----------                -----------                          ----
1                       4                          Pooling and Servicing                5
                                                   Agreement, dated as of
                                                   January 1, 2004 among
                                                   Deutsche Mortgage Securities,
                                                   Inc. as depositor, Wells
                                                   Fargo Bank Minnesota,
                                                   National Association as
                                                   master servicer and
                                                   securities administrator and
                                                   HSBC Bank USA as trustee.

                                    EXHIBIT 1